Exhibit 99.4

The	Modification of the Presentation of Losses	For the Six Months
Chubb	Incurred in the Property and Casualty	and Quarters Ended
Corporation	Underwriting Results	June 30, 2008 and 2007

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$303	$311	$1,213	$1,174	$376	$330	$1,892	$1,815
Increase (Decrease) in Unearned Premiums	(8)	(18)	(9)	15	22	21	5	18

Net Premiums Earned	311	329	1,222	1,159	354	309	1,887	1,797

Net Losses Paid	191	208	547	532	192	140	930	880
Increase (Decrease) in Outstanding Losses	(2)	(10)	3	(3)	38	50	39	37

Net Losses Incurred	189	198	550	529	230	190	969	917

Expenses Incurred	88	89	393	373	123	105	604	567

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$34	$42	$279	$257	$1	$14	$314	$313

Ratios After Dividends to Policyholders:

Loss	60.8%	60.2%	45.0%	45.6%	65.0%	61.5%	51.4%	51.1%
Expense	29.0	28.6	32.4	31.8	32.7	31.8	31.9	31.2

Combined	89.8%	88.8%	77.4%	77.4%	97.7%	93.3%	83.3%	82.3%

Premiums Written as a % of Total	5.1%	5.2%	20.3%	19.8%	6.3%	5.6%	31.7%	30.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$607	$613	$896	$897	$461	$481	$677	$626	$2,641	$2,617
Increase (Decrease) in Unearned Premiums	(21)	(20)	32	33	21	23	61	23	93	59

Net Premiums Earned	628	633	864	864	440	458	616	603	2,548	2,558

Net Losses Paid	284	305	392	398	198	174	294	282	1,168	1,159
Increase (Decrease) in Outstanding Losses	(12)	10	164	167	43	62	156	37	351	276

Net Losses Incurred	272	315	556	565	241	236	450	319	1,519	1,435

Expenses Incurred	216	216	249	251	103	105	232	222	800	794

Dividends Incurred	—	—	—	—	17	7	—	—	17	7

Statutory Underwriting Income (Loss)	$140	$102	$59	$48	$79	$110	$(66)	$62	$212	$322

Ratios After Dividends to Policyholders:

Loss	43.3%	49.8%	64.3%	65.4%	57.0%	52.3%	73.0%	52.9%	60.0%	56.3%
Expense	35.6	35.2	27.8	28.0	23.2	22.2	34.3	35.5	30.5	30.4

Combined	78.9%	85.0%	92.1%	93.4%	80.2%	74.5%	107.3%	88.4%	90.5%	86.7%

Premiums Written as a % of Total	10.1%	10.3%	15.0%	15.1%	7.7%	8.2%	11.3%	10.6%	44.1%	44.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$1,230	$1,246	$184	$178	$1,414	$1,424
Increase (Decrease) in Unearned Premiums	(88)	(74)	14	24	(74)	(50)

Net Premiums Earned	1,318	1,320	170	154	1,488	1,474

Net Losses Paid	705	665	26	5	731	670
Increase (Decrease) in Outstanding Losses	58	120	58	(1)	116	119

Net Losses Incurred	763	785	84	4	847	789

Expenses Incurred	319	315	58	52	377	367

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$236	$220	$27	$97	$263	$317

Ratios After Dividends to Policyholders:

Loss	57.9%	59.5%	49.7%	2.6%	56.9%	53.6%
Expense	25.9	25.3	31.7	29.4	26.7	25.8

Combined	83.8%	84.8%	81.4%	32.0%	83.6%	79.4%

Premiums Written as a % of Total	20.5%	21.0%	3.1%	3.0%	23.6%	24.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$5,947	$5,856	$36	$69	$5,983	$5,925
Increase (Decrease) in Unearned Premiums	24	27	(3)	(51)	21	(24)

Net Premiums Earned	5,923	5,829	39	120	5,962	5,949

Net Losses Paid	2,829	2,709	84	126	2,913	2,835
Increase (Decrease) in Outstanding Losses	506	432	(86)	(115)	420	317

Net Losses Incurred	3,335	3,141	(2)	11	3,333	3,152

Expenses Incurred	1,781	1,728	17	47	1,798	1,775

Dividends Incurred	18	8	—	—	18	8

Statutory Underwriting Income (Loss)	$789	$952	$24	$62	813	1,014

Increase in Deferred Acquisition Costs					36	53

GAAP Underwriting Income					$849	$1,067

Ratios After Dividends to Policyholders:

Loss	56.5%	54.0%	* %	* %	56.1%	53.1%
Expense	30.0	29.5	*	*	30.1	30.0

Combined	86.5%	83.5%	* %	* %	86.2%	83.1%

Premiums Written as a % of Total	99.4%	98.8%	0.6%	1.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$4,479	$4,592	$1,504	$1,333	$5,983	$5,925
Increase (Decrease) in Unearned Premiums	(43)	(76)	64	52	21	(24)

Net Premiums Earned	4,522	4,668	1,440	1,281	5,962	5,949

Net Losses Paid	2,305	2,339	608	496	2,913	2,835
Increase (Decrease) in Outstanding Losses	340	153	80	164	420	317

Net Losses Incurred	2,645	2,492	688	660	3,333	3,152

Expenses Incurred	1,262	1,307	536	468	1,798	1,775

Dividends Incurred	18	8	—	—	18	8

Statutory Underwriting Income (Loss)	$597	$861	$216	$153	813	1,014

Increase in Deferred Acquisition Costs					36	53

GAAP Underwriting Income					$849	$1,067

Ratios After Dividends to Policyholders:

Loss	58.7%	53.5%	47.8%	51.5%	56.1%	53.1%
Expense	28.3	28.5	35.6	35.1	30.1	30.0

Combined	87.0%	82.0%	83.4%	86.6%	86.2%	83.1%

Premiums Written as a % of Total	74.9%	77.5%	25.1%	22.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$161	$164	$674	$654	$180	$157	$1,015	$975
Increase (Decrease) in Unearned Premiums	6	—	61	70	1	2	68	72

Net Premiums Earned	155	164	613	584	179	155	947	903

Net Losses Paid	87	99	279	290	109	61	475	450
Increase (Decrease) in Outstanding Losses	4	(9)	(9)	19	12	32	7	42

Net Losses Incurred	91	90	270	309	121	93	482	492

Expenses Incurred	45	45	209	202	61	53	315	300

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$19	$29	$134	$73	$(3)	$9	$150	$111

Ratios After Dividends to Policyholders:

Loss	58.7%	54.9%	44.1%	52.9%	67.6%	60.0%	50.9%	54.5%
Expense	28.0	27.4	31.0	30.9	33.9	33.8	31.0	30.8

Combined	86.7%	82.3%	75.1%	83.8%	101.5%	93.8%	81.9%	85.3%

Premiums Written as a % of Total	5.3%	5.4%	22.1%	21.4%	5.9%	5.1%	33.3%	31.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$312	$306	$436	$456	$213	$224	$340	$325	$1,301	$1,311
Increase (Decrease) in Unearned Premiums	2	(7)	7	21	(10)	(6)	20	22	19	30

Net Premiums Earned	310	313	429	435	223	230	320	303	1,282	1,281

Net Losses Paid	144	147	230	175	99	89	140	138	613	549
Increase (Decrease) in Outstanding Losses	(7)	13	46	105	15	20	138	12	192	150

Net Losses Incurred	137	160	276	280	114	109	278	150	805	699

Expenses Incurred	110	109	120	128	50	53	114	111	394	401

Dividends Incurred	—	—	—	—	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$63	$44	$33	$27	$50	$65	$(72)	$42	$74	$178

Ratios After Dividends to Policyholders:

Loss	44.2%	51.1%	64.4%	64.4%	53.3%	48.0%	86.9%	49.5%	63.2%	54.7%
Expense	35.3	35.6	27.5	28.0	24.5	24.0	33.5	34.2	30.5	30.7

Combined	79.5%	86.7%	91.9%	92.4%	77.8%	72.0%	120.4%	83.7%	93.7%	85.4%

Premiums Written as a % of Total	10.2%	10.0%	14.3%	14.9%	7.0%	7.3%	11.2%	10.7%	42.7%	42.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$626	$649	$85	$94	$711	$743
Increase (Decrease) in Unearned Premiums	(24)	(8)	(3)	18	(27)	10

Net Premiums Earned	650	657	88	76	738	733

Net Losses Paid	343	328	14	4	357	332
Increase (Decrease) in Outstanding Losses	39	40	69	(1)	108	39

Net Losses Incurred	382	368	83	3	465	371

Expenses Incurred	158	159	29	27	187	186

Dividends Incurred	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$110	$130	$(24)	$46	$86	$176

Ratios After Dividends to Policyholders:

Loss	58.8%	56.0%	94.3%	4.0%	63.0%	50.6%
Expense	25.2	24.5	34.1	28.7	26.3	25.0

Combined	84.0%	80.5%	128.4%	32.7%	89.3%	75.6%

Premiums Written as a % of Total	20.5%	21.2%	2.8%	3.1%	23.3%	24.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$3,027	$3,029	$20	$29	$3,047	$3,058
Increase (Decrease) in Unearned Premiums	60	112	1	(18)	61	94

Net Premiums Earned	2,967	2,917	19	47	2,986	2,964

Net Losses Paid	1,445	1,331	52	75	1,497	1,406
Increase (Decrease) in Outstanding Losses	307	231	(55)	(65)	252	166

Net Losses Incurred	1,752	1,562	(3)	10	1,749	1,572

Expenses Incurred	896	887	8	18	904	905
Dividends Incurred	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$310	$465	$14	$19	324	484

Increase in Deferred Acquisition Costs					23	56

GAAP Underwriting Income					$347	$540

Ratios After Dividends to Policyholders:

Loss	59.2%	53.6%	* %	* %	58.7%	53.1%
Expense	29.7	29.3	*	*	29.8	29.6

Combined	88.9%	82.9%	* %	* %	88.5%	82.7%

Premiums Written as a % of Total	99.3%	99.1%	0.7%	0.9%	100.0%	100.0%

* Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,344	$2,426	$703	$632	$3,047	$3,058
Increase (Decrease) in Unearned Premiums	89	107	(28)	(13)	61	94

Net Premiums Earned	2,255	2,319	731	645	2,986	2,964

Net Losses Paid	1,165	1,172	332	234	1,497	1,406
Increase (Decrease) in Outstanding Losses	230	40	22	126	252	166

Net Losses Incurred	1,395	1,212	354	360	1,749	1,572

Expenses Incurred	648	684	256	221	904	905

Dividends Incurred	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$203	$420	$121	$64	324	484

Increase in Deferred Acquisition Costs					23	56

GAAP Underwriting Income					$347	$540

Ratios After Dividends to Policyholders:

Loss	62.1%	52.3%	48.4%	55.8%	58.7%	53.1%
Expense	27.8	28.2	36.4	35.0	29.8	29.6

Combined	89.9%	80.5%	84.8%	90.8%	88.5%	82.7%

Premiums Written as a % of Total	76.9%	79.3%	23.1%	20.7%	100.0%	100.0%